                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   July 1, 1997



                            PetroCorp Incorporated
            (Exact name of registrant as specified in its charter)



           Texas                        0-22650                 76-0380430
(State or other jurisdiction    (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)


                         16800 Greenspoint Park Drive
                            Suite 300, North Atrium
                           Houston, Texas 77060-2391
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code   (281) 875-2500


                                Not applicable
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The following financial statements of Great River Oil & Gas Corporation are attached as part of this report.

     Statement of Gross Oil and Gas Revenue and Direct Operating and Production Expenses of the Acquisition Properties for the year ended December 31, 1996.

     Notes to Statement of Gross Oil and Gas Revenue and Direct Operating and Production Expenses of the Acquisition Properties.

(B)  PRO FORMA FINANCIAL INFORMATION.

     The following pro forma financial information of PetroCorp Incorporated is attached as part of this report.

     Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997.

     Unaudited Pro Form Consolidated Statement of Operations for the six months ended June 30, 1997.

     Unaudited Pro Forma Consolidated Statement of Operations for the twelve months ended December 31, 1996.

                            PETROCORP INCORPORATED

                  STATEMENT OF GROSS OIL AND GAS REVENUE AND
                  DIRECT OPERATING AND PRODUCTION EXPENSES OF
                          THE ACQUISITION PROPERTIES

                     FOR THE YEAR ENDED DECEMBER 31, 1996

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders and Board of Directors of PetroCorp Incorporated:

We have audited the accompanying statement of gross oil and gas revenue and direct operating and production expenses of the properties listed in Note 1 (the "Acquisition Properties") acquired by PetroCorp Incorporated from Great River Oil and Gas Corporation for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in an amendment to Form 8-K to be filed by PetroCorp Incorporated) and is not intended to be a complete presentation of the revenues and expenses of the Acquisition Properties.

In our opinion, the statement referred to above presents fairly, in all material respects, the gross oil and gas revenues and direct operating and production expenses of the Acquisition Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana
July 3, 1997

                            PETROCORP INCORPORATED

                  STATEMENT OF GROSS OIL AND GAS REVENUE AND
                DIRECT OPERATING AND PRODUCTION EXPENSES OF THE
                        ACQUISITION PROPERTIES (NOTE 1)

                     FOR THE YEAR ENDED DECEMBER 31, 1996



Gross oil and gas revenues                        $ 6,710,332
                                                  -----------
Less:
  Operating Expenses                                  547,280
  Production Taxes                                    286,457
                                                  -----------

Total Expense                                         833,737
                                                  -----------

Revenues in excess of direct operating
 and production expenses                          $ 5,876,595
                                                  ===========



                See accompanying notes to financial statement.

                            PETROCORP INCORPORATED

                NOTES TO STATEMENT OF GROSS OIL AND GAS REVENUE
                AND DIRECT OPERATING AND PRODUCTION EXPENSES OF
                          THE ACQUISITION PROPERTIES


1.   BASIS OF PRESENTATION

On July 1, 1997, PetroCorp Incorporated (the "Company") acquired all or a portion of Great River Oil and Gas Corporation's interest in the following oil and gas properties (the Acquisition Properties):


              Field                                     Well Name

            Riceville                                John B. Baker #1
            Riceville                                Zena L. Humble #1
            Riceville                                John B. Baker  SWD #1
            Riceville                                Commingling Facility #1
            East Barnett                             ATIC 31-13 #1
            Barnett Crossroads                       ATIC 17-16 #1
            North Barnett                            Escambia River 26-7 #1
            East Lake Washington                     Cockrell Moran C-1
            Thibodeaux                               Paul T. Ray #1
            Thibodeaux                               Paul T. Ray #2
            West Delta Block 51/52                   State 12989 #1
            West Delta Block 51/52                   State 12965 #4
            West Delta Block 51/52                   State 12965 #4-D
            West Delta Block 51/52                   State 12965 #1


The accompanying statement of gross oil and gas revenue and direct operating and production expenses, which is prepared on the accrual basis of accounting, relates to the interests in producing oil and gas properties described above and may not be representative of future operations. The statement does not include Federal and state income taxes, interest, depletion, depreciation and amortization or general and administrative expenses because such amounts would not be indicative of those expenses which would be incurred by the Company. The statement includes gross oil and gas revenue and direct operating and production expenses, including production and ad valorum taxes, for the entire period presented.

2.   CAPITAL EXPENDITURES

There were no significant costs incurred related to exploration or development activities on the Acquisition Properties for the year ended December 31, 1996.

3.   SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production and timing of development expenditures. The following reserve data represent estimates only and should not be construed as the current market value of the Acquisition Properties or the cost that would be incurred to obtain equivalent reserves.

An analysis of the estimated changes in quantities of proved natural gas reserves for the year ended December 31, 1996 is shown below.

     Natural Gas (Mcf)                                   1996
     -----------------                                   ----

     Proved Reserves:
       Beginning of period                             8,507,600
       Production                                     (1,814,550)
       Revisions of previous estimates                    32,350
                                                       ---------
       End of period                                   6,725,400
                                                       =========

     Proved Developed Reserves:
       Beginning of period                             6,939,500
                                                       =========
       End of period                                   5,146,100
                                                       =========

     Oil (bbls)
     ----------

     Proved Reserves:
       Beginning of year                                 358,300
       Production                                        (73,221)
       Revisions of previous estimates                       721
                                                       ---------
       End of year                                       285,800
                                                       =========

     Proved Developed Reserves:
       Beginning of year                                 323,100
                                                       =========
       End of year                                       250,300
                                                       =========

The estimated standardized measure of discounted future net cash flows relating to proved reserves at December 31, 1996 is shown below, in thousands. No deductions were made for general overhead, depletion, depreciation, and amortization, debt service and income taxes or any indirect costs.

                                                                   1996
                                                                   ----

Future cash inflows                                            $ 37,539,900
Future production and development costs                           4,748,400
                                                               ------------

Future net cash flows                                            32,791,500
10% annual discount for estimated timing of cash flows            7,785,700
                                                               ------------

Standardized measure of discounted future net cash flows
 relating to proved reserves                                   $ 25,005,800
                                                               ============


An analysis of the sources of changes in the standardized measure of discounted future net cash flows relating to proved reserves on the pricing basis described above for the Acquisition Properties for the year ended December 31, 1996 is shown below, in thousands.

                                                                   1996
                                                                   ----

Balance, beginning of period                                   $ 19,647,300
Increase (decrease) in discounted future net cash flows:
  Sales and transfers of oil and gas produced, net of
   production costs                                              (5,876,595)
  Accretion of discount                                           1,964,730
  Net change in sales price and production costs                  9,456,773
  Revisions of quantity estimates                                   164,049
  Other                                                            (350,457)
                                                               ------------
Balance, end of period                                         $ 25,005,800
                                                               ============

                            PETROCORP INCORPORATED
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997

                                (IN THOUSANDS)


                                            PETROCORP    ACQUISITION
                                            HISTORICAL   ADJUSTMENTS   PRO FORMA
                                            ----------   -----------   ---------

Current Assets                              $  24,009    $  (7,995)    $  16,014
Property, Plant and Equipment, net            105,993        9,100(A)    115,093
Other Assets, net                               1,489       (1,105)          384
                                            ---------    ---------     ---------
    Total Assets                            $ 131,491    $       0     $ 131,491
                                            =========    =========     =========
Current Liabilities
  Accounts Payable and Accrued
   Liabilities                              $   7,008    $       -     $   7,008
  Current Portion of Long-Term Debt             6,057            -         6,057
                                            ---------    ---------     ---------
        Total Current Liabilities              13,065            -        13,065
Long Term Debt                                 43,491(B)         -        43,491
Deferred Taxes and Other Liabilities            8,212            -         8,212
Shareholders' Equity                           66,723            -        66,723
                                            ---------    ---------     ---------
    Total Liabilities and Shareholders'
     Equity                                 $ 131,491    $       0     $ 131,491
                                            =========    =========     =========


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(A) To record purchase price of the oil and gas properties obtained from Great River Oil & Gas Corp.

(B)  Includes debt incurred by PetroCorp in connection with the Acquisition.

                            PETROCORP INCORPORATED
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997

                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                           PETROCORP    ACQUISITION
                                           HISTORICAL   ADJUSTMENTS   PRO FORMA
                                           ----------   -----------   ---------
Revenues:
  Oil and gas                              $  16,141    $   2,560 (A) $  18,701
  Plant processing                               721            -           721
  Other                                          118            -           118
                                           ---------    ---------     ---------
      Total revenue                           16,980        2,560        19,540

Expenses:
  Production costs                             3,571    $     390 (A)     3,961
  Depreciation, depletion & amortization       7,917        1,085 (B)     9,002
  General and administrative                   2,649            -         2,649
  Other operating expenses                        85            -            85
                                           ---------    ---------     ---------
      Total Operating Expenses                14,222        1,475        15,697
                                           ---------    ---------     ---------
Income from operations                         2,758        1,085         3,843
  Investment and other income                    288            -           288
  Interest and other expense                  (1,592)   $    (309)(C)    (1,901)
                                           ---------    ---------     ---------
Income before taxes                            1,454          776         2,230
Income tax provision                             235          287 (D)       522
                                           ---------    ---------     ---------
Net income                                 $   1,219    $     489     $   1,708
                                           =========    =========     =========
Net income per share                       $    0.14    $    0.06     $    0.20
Weighted average number of common shares       8,699        8,699         8,699


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(A) To record the incremental effect of oil and gas sales and the related operating expenses from properties purchased from Great River Oil & Gas Corp.

(B)  To record additional depreciation, depletion and amortization expense.

(C) To record interest expense relating to the debt incurred in connection with the Acquisition at an effective rate of 6.8%.

(D) To record the incremental tax effect of the Acquisition adjustments at an effective tax rate of 37%.

                            PETROCORP INCORPORATED
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1996

                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                           PETROCORP    ACQUISITION
                                           HISTORICAL   ADJUSTMENTS   PRO FORMA
                                           ----------   -----------   ---------
Revenues:
  Oil and gas                              $  29,718    $   6,710 (A) $  36,428
  Plant processing                             1,658            -         1,658
  Other                                          170            -           170
                                           ---------    ---------     ---------
      Total revenue                           31,546        6,710        38,256

Expenses:
  Production costs                             6,660          834  (A)    7,494
  Depreciation, depletion & amortization      12,433        2,220  (B)   14,653
  General and administrative                   4,672            -         4,672
  Other operating expenses                       203            -           203
                                           ---------    ---------     ---------
      Total Operating Expenses                23,968        3,054        27,022
                                           ---------    ---------     ---------
Income from operations                         7,578        3,656        11,234
  Investment and other income                  1,910            -         1,910
  Interest and other expense                  (3,437)        (619) (C)   (4,056)
                                           ---------    ---------     ---------
Income before taxes                            6,051        3,037         9,088
Income tax provision                           1,807        1,124  (D)    2,931
                                           ---------    ---------     ---------
Net income                                 $   4,244    $   1,913     $   6,157
                                           =========    =========     =========
Net income per share                       $    0.49    $    0.22     $    0.71
Weighted average number of common shares       8,698        8,698         8,698


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(A) To record the incremental effect of oil and gas sales and the related operating expenses from properties purchased from Great River Oil & Gas Corp.

(B)  To record additional depreciation, depletion and amortization expense.

(C) To record interest expense relating to the debt incurred in connection with the Acquisition at an effective rate of 6.8%.

(D) To record the incremental tax effect of the Acquisition adjustments at an effective rate of 37%.

(C)  EXHIBITS.

Exhibit No.                              Exhibits
-----------                              --------

   2.1* Agreement for Purchase and Sale dated June 5, 1997 between PetroCorp Incorporated and Great River Oil and Gas Corporation.

   2.2* First Amendment to Agreement for Purchase and Sale dated June 30, 1997 between PetroCorp Incorporated and Great River Oil and Gas Corporation.

   10* Credit Agreement dated as of June 26, 1997 among PetroCorp Incorporated, PCC Energy Limited, PCC Energy Corp. and Toronto-Dominion (Texas), Inc. and Toronto-Dominion Bank.

   23.1              Consent of Accountants.

   99*               Press release dated July 16, 1997.
___________
* Previously filed.

                                  SIGNATURES

          Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 9, 1997                       PETROCORP INCORPORATED
                                                    (Registrant)


                                               /s/ CRAIG K. TOWNSEND
                                               _________________________________
                                               (Signature)
                                               Craig K. Townsend
                                               Vice President-Finance,
                                               Secretary and Treasurer